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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of
               earliest event reported):       December 8, 1999


                                  VIATEL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-21261         13-3787366
          (State or Other           (Commission       (I.R.S. Employer
          Jurisdiction              File Number)      Identification No.)
          of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.

         On December 8, 1999, pursuant to an Agreement and Plan of Merger dated as of August 27, 1999 (the "Merger Agreement"), Viatel Acquisition Corp. ("Merger Sub"), a Delaware corporation and wholly-owned subsidiary of Viatel, Inc. (the "Company"), merged with and into Destia Communications, Inc. ("Destia"), a Delaware corporation (the "Merger"). Under the terms of the Merger Agreement, Destia stockholders will receive 0.445 of a share of the Company's common stock in exchange for each share of Destia common stock outstanding at the effective time of the Merger. As a result of the consummation of the Merger, Destia continued as the surviving corporation and has become a wholly-owned subsidiary of the Company. Based upon the 32,247,461 shares of Destia common stock outstanding as of the closing date, Viatel expects to issue approximately 14,350,123 shares of Viatel common stock in connection with the Merger.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired.

             The audited financial statements of the business acquired, Destia Communications, Inc. as of December 31, 1998 and 1997, and for the years then ended, required by this item are incorporated herein by reference to the Form S-4 Registration Statement (No. 333-89143), filed with the Securities and Exchange Commission on October 15, 1999. The financial statements of Destia Communications, Inc. as of September 30, 1999 and for the periods ended September 30, 1999 and 1998 are included in the pro forma financial statements (and footnotes thereto) filed as Exhibit 99.2 to this Report.

         (b) Pro Forma Financial Information.

             The pro forma financial information required by this item is contained in the pro forma financial statements (and footnotes thereto) filed as Exhibit 99.2 to this Report.

         (c) Exhibits.

                     The following exhibits are filed with this Report.

Exhibit No.       Description.

2.1 Agreement and Plan of Merger by and among Viatel, Inc., Viatel Acquisition Corp. and Destia Communications, Inc., dated as of August 27, 1999 (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K, dated August 30, 1999).

23.1              Consent of Arthur Andersen LLP.


                                       2
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99.1              Press Release of Viatel, Inc., dated December 8, 1999.

99.2              Pro Forma Financial Statements.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VIATEL, INC.


Date: December 17, 1999                    By: /s/ James P. Prenetta
                                               ---------------------------------
                                               Name:  James P. Prenetta
                                               Title: Vice President and General
                                                      Counsel


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                                  EXHIBIT INDEX


Exhibit No.       Description.

2.1 Agreement and Plan of Merger by and among Viatel, Inc., Viatel Acquisition Corp. and Destia Communications, Inc., dated as of August 27, 1999 (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K, dated August 30, 1999).

23.1              Consent of Arthur Andersen LLP.

99.1              Press Release of Viatel, Inc., dated December 8, 1999.

99.2              Pro Forma Financial Statements.


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